                                  Exhibit 10.7


  Employment Agreements dated as of September 1, 1997 between the Corporation and various Key Employees.

                              Employment Agreement


     This Agreement, made effective as of the 1st day of September, 1997, by and between Diamond Entertainment Corporation, a New Jersey corporation ("Employer") and Jay L. Schwimer ("Employee").

                                     RECITAL

     WHEREAS, Employer desires to secure the services of Employee as National Sales Manager, to make use of Employee's knowledge in the entertainment industry, business and political connection both domestic and international, and to be benefited from the potential business to be collectively derived from the use of Employee's service(s);

     WHEREAS, Employee has agreed to serve as an Employee at will on the terms and conditions set forth herein;

     NOW THEREFORE in consideration of the mutual promises and agreements contained herein, it is agreed as follows:

1. Employment

     Employer agrees to employ employee to serve in the capacity of National Sales Manager of Employer and Employee agrees to accept such employment. Such employment commenced on September 1, 1997, and shall continue from such date unless terminated in accordance with paragraph 5 herein. This agreement may be extended on yearly basis so long as such extension is agreed to in writing by both parties.

2. Exclusivity

     Employee warrants that there are no agreements or arrangements, whether written or oral, in effect which would prevent Employee from rendering exclusive services to the Employer during the term of this Agreement hereof, and Employee warrants that he/she has not made and will not make any commitment or do any act in conflict with this Agreement.

3. Compensation

     Employee shall be paid based on a semi-monthly compensation rate of $2,254.27. Employer at its sole discretion and purely on a subjective basis, may substitute its common shares or options to purchase common shares for either any reduction in compensation or increases in compensation to which the Employee might be entitled. If shares are given as satisfaction of past due obligation, then the value of such shares will be the amount equal to the net value of such shares on a public sale.

4.  Vacation

     In addition to the regular employee benefit policy of Employer, Employee shall be entitled to a paid vacation during each year of employment, defined in

Employer's Employee handbook, as well as other business expenses his position necessitates.

5. Termination

          This Agreement shall terminate on the earlier of:

(a)  Employer's sole discretion;

(b)  The death or retirement of Employee;

(c) Upon thiry day written notice to Employee, if Employer shall cease conducting its business, take any action looking forward its dissolution or liquidation, or be subject of any state insolvency proceeding;

(d) Upon thirty day written notice to Employee, upon the disability of Employee, whereby Employee is unable to perform his/her duties hereunder for a period of six consecutive weeks. Any determination of such inability to perform shall be made only by the Board of Directors of Employer with such professional advice as it may deem appropriate. Any determination of disability made by the Employer's Board of Directors shall be final and conclusive;

(e)  Upon thirty day written notice from Employee to Employer for any reason.


6. Assignment

     This Agreement shall not be assignable by either party hereto without the prior written consent of the other party.

7. Confidentiality

     Any information acquired by Employee during his/her performance of this Agreement shall be regarded as confidential and solely for the benefit of Employer. Employee shall not use or disclose such information either directly or indirectly during the term of the Agreement or at any time thereafter. All documents prepared by Employee and confidential information given to Employee in the course of his/her Employment hereunder shall be the exclusive property of Employer.

8. Non-Competition.

     In partial consideration for the shares and/or options to be issued hereunder, Employee agrees that for a period of one (1) year after termination of employment hereunder, Employee will not, on behalf of himself/herself or on behalf of any other person, firm or corporation, solicit or divert customers of Employer. However, this Section shall not apply to the situation where a customer comes to Employee by his or her own will and without Employee's direct or indirect solicitation or encouragement.

9.  Entire Agreement

     This Agreement supersedes all prior agreements between the parties concerning the subject matter hereof and this Agreement constitutes the entire agreement between the parties. This Agreement may be amended only with a written instrument duly executed by each party. No waiver by any party of any breach of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach.

10. Notices

     Any notice, request, demand or other communication hereunder shall be in writing and shall be deemed to be duly given when personally delivered to Employer or Employee or when delivered by first class postage prepaid mail to the home address of Employee and Chairman or the Board of Directors of Employer.

11 Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of California.

12. Arbitration

     In the event that a dispute arises concerning any term or condition of this Agreement, the matter shall be resolved by arbitration and such arbitration shall be governed by the provisions of the California Arbitration Act, Sections 1280 through 1294.2 of the Code of Civil Procedure. If a dispute should arise under this Agreement, either party may within ten (10) days make a demand for arbitration by filing a demand in writing with the other. The parties may agree upon one arbitrator, but in the event that they cannot agree, there shall be three, one named in writing by each of the parties within ten (10) days after demand for arbitration is given and a third chosen by the two appointed. Should either party refuse or neglect to join in the appointment of the arbitrator(s) or to furnish the arbitrator(s) with any papers or information demanded, the arbitrator(s) are empowered by both parties to proceed ex parte. Arbitration shall take place in the City of Cerritos, County of Los Angeles, State of California, and the hearing before the arbitrator(s) of the matter to be arbitrated shall be at the time and place promptly after his (or her) appointment and shall give written notice thereof to each party at least 20 days prior to the date so fixed. At the hearing any relevant evidence may be presented by either party, and the formal rules of evidence applicable to judicial proceedings shall not govern. Evidence may be admitted or excluded in the sole discretion of the arbitrator(s). Said arbitrator(s) shall hear and determine the matter and shall execute and acknowledge their award in writing and cause a copy thereof to be delivered to each of the parties. If there is only one arbitrator, his decision shall be final, binding and conclusive upon all parties, and if there are three arbitrators the decision of any two shall be binding and conclusive. The submission of a dispute to the arbitrator(s) may be rendered by any Superior Court having jurisdiction; or such Court may vacate, modify, or correct the ward in accordance with the prevailing sections of the current Arbitration Act. If three arbitrators are selected under the foregoing procedure but two of the three fail to reach an agreement in the determination of the matter in question, the matter shall be decided by three new arbitrators who shall be appointed and shall proceed in the same manner, and the process shall be repeated until a decision is finally reached by two of the three arbitrators selected. The costs of such arbitration shall be borne equally by the parties or in such proportions as the arbitrator(s) shall determine.

13. Severability

     If any provision of this agreement is declared or found to be illegal, unenforceable or void by any administrative agency, regulatory body, or court of competent jurisdiction, such finding shall not affect the remaining provisions of this Agreement, and all other provisions hereof shall remain in full force and effect.

14. Attorney's Fees

     Should action be filed to enforce any or all of the terms of this Agreement, or to declare any rights, duties and obligations hereunder, the prevailing party shall be awarded his costs of suit including reasonable attorney's fees to be fixed by the Court.


     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the 8th of September, 1997.


EMPLOYER:                                  EMPLOYEE:

Diamond Entertainment Corporation          Jay Schwimer



By: /s/ James Lu                            /s/ Jay Schwimer
   ----------------------------------      ----------------------------------

Title: President
      -------------------------------

                              Employment Agreement


     This Agreement, made effective as of the 1st day of September, 1997, by and between Diamond Entertainment Corporation, a New Jersey corporation ("Employer") and Thomas Tsau Derh Sung ("Employee").

                                     RECITAL

     WHEREAS, Employer desires to secure the services of Employee as Controller, to make use of Employee's knowledge in the entertainment industry, business and political connection both domestic and international, and to be benefited from the potential business to be collectively derived from the use of Employee's service(s);

     WHEREAS, Employee has agreed to serve as an Employee at will on the terms and conditions set forth herein;

     NOW THEREFORE in consideration of the mutual promises and agreements contained herein, it is agreed as follows:

1. Employment

     Employer agrees to employ employee to serve in the capacity of Controller of Employer and Employee agrees to accept such employment. Such employment commenced on September 01, 1997, and shall continue from such date unless terminated in accordance with paragraph 5 herein. This agreement may be extended on yearly basis so long as such extension is agreed to in writing by both parties.

2. Exclusivity

     Employee warrants that there are no agreements or arrangements, whether written or oral, in effect which would prevent Employee from rendering exclusive services to the Employer during the term of this Agreement hereof, and Employee warrants that he/she has not made and will not make any commitment or do any act in conflict with this Agreement.

3. Compensation

     Employee shall be paid based on a semi-monthly compensation rate of $1,680.00. Employer at its sole discretion and purely on a subjective basis, may substitute its common shares or options to purchase common shares for either any reduction in compensation or increases in compensation to which the Employee might be entitled.

4.  Vacation

     In addition to the regular employee benefit policy of Employer, Employee shall be entitled to a paid vacation during each year of employment, defined in Employer's Employee handbook.

5. Termination

          This Agreement shall terminate on the earlier of:

(a)  Employer's sole discretion;

(b)  The death or retirement of Employee;

(c) Upon thiry day written notice to Employee, if Employer shall cease conducting its business, take any action looking forward its dissolution or liquidation, or be subject of any state insolvency proceeding;

(d) Upon thirty day written notice to Employee, upon the disability of Employee, whereby Employee is unable to perform his/her duties hereunder for a period of six consecutive weeks. Any determination of such inability to perform shall be made only by the Board of Directors of Employer with such professional advice as it may deem appropriate. Any determination of disability made by the Employer's Board of Directors shall be final and conclusive;

(e)  Upon thirty day written notice from Employee to Employer for any reason.

6. Assignment

     This Agreement shall not be assignable by either party hereto without the prior written consent of the other party.

7. Confidentiality

     Any information acquired by Employee during his/her performance of this Agreement shall be regarded as confidential and solely for the benefit of Employer. Employee shall not use or disclose such information either directly or indirectly during the term of the Agreement or at any time thereafter. All documents prepared by Employee and confidential information given to Employee in the course of his/her Employment hereunder shall be the exclusive property of Employer.

8. Non-Competition.

     In partial consideration for the shares and/or options to be issued hereunder, Employee agrees that for a period of one (1) year after termination of employment hereunder, Employee will not, on behalf of himself/herself or on behalf of any other person, firm or corporation, solicit or divert customers of Employer. However, this Section shall not apply to the situation where a customer comes to Employee by his or her own will and without Employee's direct or indirect solicitation or encouragement.

9.  Entire Agreement

     This Agreement supersedes all prior agreements between the parties concerning the subject matter hereof and this Agreement constitutes the entire agreement between the parties. This Agreement may be amended only with a written instrument duly executed by each party. No waiver by any party of any breach of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach.

10. Notices

     Any notice, request, demand or other communication hereunder shall be in writing and shall be deemed to be duly given when personally delivered to Employer or Employee or when delivered by first class postage prepaid mail to the home address of Employee and Chairman or the Board of Directors of Employer.

11. Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of California.

12. Arbitration

     In the event that a dispute arises concerning any term or condition of this Agreement, the matter shall be resolved by arbitration and such arbitration shall be governed by the provisions of the California Arbitration Act, Sections 1280 through 1294.2 of the Code of Civil Procedure. If a dispute should arise under this Agreement, either party may within ten (10) days make a demand for arbitration by filing a demand in writing with the other. The parties may agree upon one arbitrator, but in the event that they cannot agree, there shall be three, one named in writing by each of the parties within ten (10) days after demand for arbitration is given and a third chosen by the two appointed. Should either party refuse or neglect to join in the appointment of the arbitrator(s) or to furnish the arbitrator(s) with any papers or information demanded, the arbitrator(s) are empowered by both parties to proceed ex parte. Arbitration shall take place in the City of Cerritos, County of Los Angeles, State of California, and the hearing before the arbitrator(s) of the matter to be arbitrated shall be at the time and place promptly after his (or her) appointment and shall give written notice thereof to each party at least 20 days prior to the date so fixed. At the hearing any relevant evidence may be presented by either party, and the formal rules of evidence applicable to judicial proceedings shall not govern. Evidence may be admitted and excluded in the sole discretion of the arbitrator(s). Said arbitrator(s) shall hear and determine the matter and shall execute and acknowledge their award in writing and cause a copy thereof to be delivered to each of the parties. If there is only one arbitrator, his decision shall be final, binding and conclusive upon all parties, and if there are three arbitrators the decision of any two shall be binding and conclusive. The submission of a dispute to the arbitrator(s) may be rendered by any Superior Court having jurisdiction; or such Court may vacate, modify, or correct the ward in accordance with the prevailing sections of the current Arbitration Act. If three arbitrators are selected under the foregoing procedure but two of the three fail to reach an agreement in the determination of the matter in question, the matter shall be decided by three new arbitrators who shall be appointed and shall proceed in the same manner, and the process shall be repeated until a decision is finally reached by two of the three arbitrators selected. The costs of such arbitration shall be borne equally by the parties or in such proportions as the arbitrator(s) shall determine.

13. Severability

     If any provision of this agreement is declared or found to be illegal, unenforceable or void by any administrative agency, regulatory body, or court of competent jurisdiction, such finding shall not affect the remaining provisions of this Agreement, and all other provisions hereof shall remain in full force and effect.

14. Attorney's Fees

     Should action be filed to enforce any or all of the terms of this Agreement, or to declare any rights, duties and obligations hereunder, the prevailing party shall be awarded his costs of suit including reasonable attorney's fees to be fixed by the Court.


     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the 5th of September, 1997.



EMPLOYER:                                  EMPLOYEE:

Diamond Entertainment Corporation          Thomas Tsau Derh Sung



By: /s/ James Lu                            /s/ Thomas Tsau Derh Sung
   ----------------------------------      ----------------------------------

Title: President
      -------------------------------

                              Employment Agreement


     This Agreement, made effective as of the 1st day of September, 1997, by and between Diamond Entertainment Corporation, a New Jersey corporation ("Employer") and Katie Ping Sum Yu ("Employee").


                                     RECITAL

     WHEREAS, Employer desires to secure the services of Employee as Accounting Director, to make use of Employee's knowledge in the entertainment industry, business and political connection both domestic and international, and to be benefited from the potential business to be collectively derived from the use of Employee's service(s);

     WHEREAS, Employee has agreed to serve as an Employee at will on the terms and conditions set forth herein;

     NOW THEREFORE in consideration of the mutual promises and agreements contained herein, it is agreed as follows:

1. Employment

     Employer agrees to employ employee to serve in the capacity of Accounting Director of Employer and Employee agrees to accept such employment. Such employment commenced on september 01, 1997, and shall continue from such date unless terminated in accordance with paragraph 5 herein. This agreement may be extended on yearly basis so long as such extension is agreed to in writing by both parties.

2. Exclusivity

     Employee warrants that there are no agreements or arrangements, whether written or oral, in effect which would prevent Employee from rendering exclusive services to the Employer during the term of this Agreement hereof, and Employee warrants that he/she has not made and will not make any commitment or do any act in conflict with this Agreement.

3. Compensation

     Employee shall be paid based on a semi-monthly compensation rate of $1,320.00. Employer at its sole discretion and purely on a subjective basis, may substitute its common shares or options to purchase common shares for either any reduction in compensation or increases in compensation to which the Employee might be entitled.

4.  Vacation

     In addition to the regular employee benefit policy of Employer, Employee shall be entitled to a paid vacation during each year of employment, defined in Employer's Employee handbook.

5. Termination


          This Agreement shall terminate on the earlier of:

(a)  Employer's sole discretion;

(b)  The death or retirement of Employee;

(c) Upon thiry day written notice to Employee, if Employer shall cease conducting its business, take any action looking forward its dissolution or liquidation, or be subject of any state insolvency proceeding;

(d) Upon thirty day written notice to Employee, upon the disability of Employee, whereby Employee is unable to perform his/her duties hereunder for a period of six consecutive weeks. Any determination of such inability to perform shall be made only by the Board of Directors of Employer with such professional advice as it may deem appropriate. Any determination of disability made by the Employer's Board of Directors shall be final and conclusive;

(e)  Upon thirty day written notice from Employee to Employer for any reason.


6. Assignment

     This Agreement shall not be assignable by either party hereto without the prior written consent of the other party.

7. Confidentiality

     Any information acquired by Employee during his/her performance of this Agreement shall be regarded as confidential and solely for the benefit of Employer. Employee shall not use or disclose such information either directly or indirectly during the term of the Agreement or at any time thereafter. All documents prepared by Employee and confidential information given to Employee in the course of his/her Employment hereunder shall be the exclusive property of Employer.

8. Non-Competition.

     In partial consideration for the shares and/or options to be issued hereunder, Employee agrees that for a period of one (1) year after termination of employment hereunder, Employee will not, on behalf of himself/herself or on behalf of any other person, firm or corporation, solicit or divert customers of Employer. However, this Section shall not apply to the situation where a customer comes to Employee by his or her own will and without Employee's direct or indirect solicitation or encouragement.

9.  Entire Agreement

     This Agreement supersedes all prior agreements between the parties concerning the subject matter hereof and this Agreement constitutes the entire agreement between the parties. This Agreement may be amended only with a written instrument duly executed by each party. No waiver by any party of any breach of this Agreement shall be deemed to be a waiver of and preceding or succeeding breach.

10. Notices

     Any notice, request, demand or other communication hereunder shall be in writing and shall be deemed to be duly given when personally delivered to Employer or Employee or when delivered by first class postage prepaid mail to the home address of Employee and Chairman or the Board of Directors of Employer.

11 Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of California.

12. Arbitration

     In the event that a dispute arises concerning any term or condition of this Agreement, the matter shall be resolved by arbitration and such arbitration shall be governed by the provisions of the California Arbitration Act, Sections 1280 through 1294.2 of the Code of Civil Procedure. If a dispute should arise under this Agreement, either party may within ten (10) days make a demand for arbitration by filing a demand in writing with the other. The parties may agree upon one arbitrator, but in the event that they cannot agree, there shall be three, one named in writing by each of the parties within ten (10) days after demand for arbitration is given and a third chosen by the two appointed. Should either party refuse or neglect to join in the appointment of the arbitrator(s) or to furnish the arbitrator(s) with any papers or information demanded, the arbitrator(s) are empowered by both parties to proceed ex parte. Arbitration shall take place in the City of Cerritos, County of Los Angeles, State of California, and the hearing before the arbitrator(s) of the matter to be arbitrated shall be at the time and place promptly after his (or her) appointment and shall give written notice thereof to each party at least 20 days prior to the date so fixed. At the hearing any relevant evidence may be presented by either party, and the formal rules of evidence applicable to judicial proceedings shall not govern. Evidence may be admitted or excluded in the sole discretion of the arbitrator(s). Said arbitrator(s) shall hear and determine the matter and shall execute and acknowledge their award in writing and cause a copy thereof to be delivered to each of the parties. If there is only one arbitrator, his decision shall be final, binding and conclusive upon all parties, and if there are three arbitrators the decision of any two shall be binding and conclusive. The submission of a dispute to the arbitrator(s) may be rendered by any Superior Court having jurisdiction; or such Court may vacate, modify, or correct the ward in accordance with the prevailing sections of the current Arbitration Act. If three arbitrators are selected under the foregoing procedure but two of the three fail to reach an agreement in the determination of the matter in question, the matter shall be decided by three new arbitrators who shall be appointed and shall proceed in the same manner, and the process shall be repeated until a decision is finally reached by two of the three arbitrators selected. The costs of such arbitration shall be borne equally by the parties or in such proportions as the arbitrator(s) shall determine.

13. Severability

     If any provision of this agreement is declared or found to be illegal, unenforceable or void by any administrative agency, regulatory body, or court of competent jurisdiction, such finding shall not affect the remaining provisions of this Agreement, and all other provisions hereof shall remain in full force and effect.

14. Attorney's Fees

     Should action be filed to enforce any or all of the terms of this Agreement, or to declare any rights, duties and obligations hereunder, the prevailing party shall be awarded his costs of suit including reasonable attorney's fees to be fixed by the Court.


     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the 4th of September, 1997.



EMPLOYER:                                  EMPLOYEE:

Diamond Entertainment Corporation          Katie Ping Sum Yu




By: /s/ James Lu                            /s/ Katie Ping Sum Yu
   ----------------------------------       ---------------------------------

Title: President
      -------------------------------

                              Employment Agreement



     This Agreement, made effective as of the 1st day of September, 1997, by and between Diamond Entertainment Corporation, a New Jersey corporation ("Employer") and Heman Kuo-Kang Lu ("Employee").

                                     RECITAL

     WHEREAS, Employer desires to secure the services of Employee as Warehouse Manager, to make use of Employee's knowledge in the entertainment industry, business and political connection both domestic and international, and to be benefited from the potential business to be collectively derived from the use of Employee's service(s);

     WHEREAS, Employee has agreed to serve as an Employee at will on the terms and conditions set forth herein;

     NOW THEREFORE in consideration of the mutual promises and agreements contained herein, it is agreed as follows:

1. Employment

     Employer agrees to employ employee to serve in the capacity of Warehouse Manager of Employer and Employee agrees to accept such employment. Such employment commenced on September 01, 1997, and shall continue from such date unless terminated in accordance with paragraph 5 herein. This agreement may be extended on yearly basis so long as such extension is agreed to in writing by both parties.

2. Exclusivity

     Employee warrants that there are no agreements or arrangements, whether written or oral, in effect which would prevent Employee from rendering exclusive services to the Employer during the term of this Agreement hereof, and Employee warrants that he/she has not made and will not make any commitment or do any act in conflict with this Agreement.

3. Compensation

     Employee shall be paid based on a semi-monthly compensation rate of $1,320.00. Employer at its sole discretion and purely on a subjective basis, may substitute its common shares or options to purchase common shares for either any reduction in compensation or increases in compensation to which the Employee might be entitled.

4.  Vacation

     In addition to the regular employee benefit policy of Employer, Employee shall be entitled to a paid vacation during each year of employment, defined in Employer's Employee handbook.

5. Termination

          This Agreement shall terminate on the earlier of:

(a)  Employer's sole discretion;

(b)  The death or retirement of Employee;

(c) Upon thiry day written notice to Employee, if Employer shall cease conducting its business, take any action looking forward its dissolution or liquidation, or be subject of any state insolvency proceeding;

(d) Upon thirty day written notice to Employee, upon the disability of Employee, whereby Employee is unable to perform his/her duties hereunder for a period of six consecutive weeks. Any determination of such inability to perform shall be made only by the Board of Directors of Employer with such professional advice as it may deem appropriate. Any determination of disability made by the Employer's Board of Directors shall be final and conclusive;

(e)  Upon thirty day written notice from Employee to Employer for any reason.

6. Assignment

     This Agreement shall not be assignable by either party hereto without the prior written consent of the other party.

7. Confidentiality

     Any information acquired by Employee during his/her performance of this Agreement shall be regarded as confidential and solely for the benefit of Employer. Employee shall not use or disclose such information either directly or indirectly during the term of the Agreement or at any time thereafter. All documents prepared by Employee and confidential information given to Employee in the course of his/her Employment hereunder shall be the exclusive property of Employer.

8. Non-Competition.

     In partial consideration for the shares and/or options to be issued hereunder, Employee agrees that for a period of one (1) year after termination of employment hereunder, Employee will not, on behalf of himself/herself or on behalf of any other person, firm or corporation, solicit or divert customers of Employer. However, this Section shall not apply to the situation where a customer comes to Employee by his or her own will and without Employee's direct or indirect solicitation or encouragement.

9.  Entire Agreement

     This Agreement supersedes all prior agreements between the parties concerning the subject matter hereof and this Agreement constitutes the entire agreement between the parties. This Agreement may be amended only with a written instrument duly executed by each party. No waiver by any party of any breach of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach.

10. Notices

     Any notice, request, demand or other communication hereunder shall be in writing and shall be deemed to be duly given when personally delivered to Employer or Employee or when delivered by first class postage prepaid mail to the home address of Employee and Chairman or the Board of Directors of Employer.

11 Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of California.

12. Arbitration

     In the event that a dispute arises concerning any term or condition of this Agreement, the matter shall be resolved by arbitration and such arbitration shall be governed by the provisions of the California Arbitration Act, Sections 1280 through 1294.2 of the Code of Civil Procedure. If a dispute should arise under this Agreement, either party may within ten (10) days make a demand for arbitration by filing a demand in writing with the other. The parties may agree upon one arbitrator, but in the event that they cannot agree, there shall be three, one named in writing by each of the parties within then (10) days after demand for arbitration is given and a third chosen by the two appointed. Should either party refuse or neglect to join in the appointment of the arbitrator(s) or to furnish the arbitrator(s) with any papers or information demanded, the arbitrator(s) are empowered by both parties to proceed ex parte. Arbitration shall take place in the City of Cerritos, County of Los Angeles, State of California, and the hearing before the arbitrator(s) of the matter to be arbitrated shall be at the time and place promptly after his (or her) appointment and shall give written notice thereof to each party at least 20 days prior to the date so fixed. At the hearing any relevant evidence may be presented by either party, and the formal rules of evidence applicable to judicial proceedings shall not govern. Evidence may be admitted or excluded in the sole discretion of the arbitrator(s). Said arbitrator(s) shall hear and determine the matter and shall execute and acknowledge their award in writing and cause a copy thereof to be delivered to each of the parties. If there is only one arbitrator, his decision shall be final, binding and conclusive upon all parties, and if there are three arbitrators the decision of any two shall be binding and conclusive. The submission of a dispute to the arbitrator(s) may be rendered by any Superior Court having jurisdiction; or such Court may vacate, modify, or correct the ward in accordance with the prevailing sections of the current Arbitration Act. If three arbitrators are selected under the foregoing procedure but two of the three fail to reach an agreement in the determination of the matter in question, the matter shall be decided by three new arbitrators who shall be appointed and shall proceed in the same manner, and the process shall be repeated until a decision is finally reached by two of the three arbitrators selected. The costs of such arbitration shall be borne equally by the parties or in such proportions as the arbitrator(s) shall determine.

13. Severability

     If any provision of this agreement is declared or found to be illegal, unenforceable or void by any administrative agency, regulatory body, or court of competent jurisdiction, such finding shall not affect the remaining provisions of this Agreement, and all other provisions hereof shall remain in full force and effect.

14. Attorney's Fees

     Should action be filed to enforce any or all of the terms of this Agreement, or to declare any rights, duties and obligations hereunder, the prevailing party shall be awarded his costs of suit including reasonable attorney's fees to be fixed by the Court.


     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the 4th of September, 1997.



EMPLOYER:                                  EMPLOYEE:

Diamond Entertainment Corporation          Heman Kuo-Kang Lu



By: /s/ James Lu                            /s/ Heman Kuo-Kang Lu
   ----------------------------------      ----------------------------------

Title: President
      -------------------------------

                              Employment Agreement

     This Agreement, made effective as of the 1st day of September, 1997, by and between Diamond Entertainment Corporation, a New Jersey corporation ("Employer") and Kristine H. Truong ("Employee").

                                     RECITAL


     WHEREAS, Employer desires to secure the services of Employee as Assistant to President, to make use of Employee's knowledge in the entertainment industry, business and political connection both domestic and international, and to be benefited from the potential business to be collectively derived from the use of Employee's service(s);

     WHEREAS, Employee has agreed to serve as an Employee at will on the terms and conditions set forth herein;

     NOW THEREFORE in consideration of the mutual promises and agreements contained herein, it is agreed as follows:

1. Employment

     Employer agrees to employ employee to serve in the capacity of Assistant to President of Employer and Employee agrees to accept such employment. Such employment commenced on September 01, 1997, and shall continue from such date unless terminated in accordance with paragraph 5 herein. This agreement may be extended on yearly basis so long as such extension is agreed to in writing by both parties.

2. Exclusivity

     Employee warrants that there are no agreements or arrangements, whether written or oral, in effect which would prevent Employee from rendering exclusive services to the Employer during the term of this Agreement hereof, and Employee warrants that he/she has not made and will not make any commitment or do any act in conflict with this Agreement.

3. Compensation

     Employee shall be paid based on a semi-monthly compensation rate of $1,400.00. Employer at its sole discretion and purely on a subjective basis may substitute its common shares or options to purchase common shares for either any reduction in compensation or increases in compensation to which the Employee might be entitled.

4.  Vacation

     In addition to the regular employee benefit policy of Employer, Employee shall be entitled to a paid vacation during each year of employment, defined in Employer's Employee handbook.

5. Termination

     This Agreement shall terminate on the earlier of:

(a)  Employer's sole discretion;


(b)  The death or retirement of Employee;

(c) Upon thiry day written notice to Employee, if Employer shall cease conducting its business, take any action looking forward its dissolution or liquidation, or be subject of any state insolvency proceeding;

(d) Upon thirty day written notice to Employee, upon the disability of Employee, whereby Employee is unable to perform his/her duties hereunder for a period of six consecutive weeks. Any determination of such inability to perform shall be made only by the Board of Directors of Employer with such professional advice as it may deem appropriate. Any determination of disability made by the Employer's Board of Directors shall be final and conclusive;

(e)  Upon thirty day written notice from Employee to Employer for any reason.

6. Assignment

     This Agreement shall not be assignable by either party hereto without the prior written consent of the other party.

7. Confidentiality

     Any information acquired by Employee during his/her performance of this Agreement shall be regarded as confidential and solely for the benefit of Employer. Employee shall not use or disclose such information either directly or indirectly during the term of the Agreement or at any time thereafter. All documents prepared by Employee and confidential information given to Employee in the course of his/her Employment hereunder shall be the exclusive property of Employer.

8. Non-Competition.

     In partial consideration for the shares and/or options to be issued hereunder, Employee agrees that for a period of one (1) year after termination of employment hereunder, Employee will not, on behalf of himself/herself or on behalf of any other person, firm or corporation, solicit or divert customers of Employer. However, this Section shall not apply to the situation where a customer comes to Employee by his or her own will and without Employee's direct or indirect solicitation or encouragement.

9.  Entire Agreement

     This Agreement supersedes all prior agreements between the parties concerning the subject matter hereof and this Agreement constitutes the entire agreement between the parties. This Agreement may be amended only with a written instrument duly executed by each party. No waiver by any party of any breach of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach.

10. Notices

     Any notice, request, demand or other communication hereunder shall be in writing and shall be deemed to be duly given when personally delivered to Employer or Employee or when delivered by, first class postage prepaid mail to the home address of Employee and Chairman of the Board of Directors of Employer.

11 Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of California.

12. Arbitration

     In the event that a dispute arises concerning any term or condition of this Agreement, the matter shall be resolved by arbitration and such arbitration shall be governed be the provisions of the California Arbitration Act, Sections 1280 through 1294.2 of the Code of Civil Procedure. If a dispute should arise under this Agreement, either party may within (10) days make a demand for arbitration by filing a demand in writing with the other. The parties may agree upon one arbitrator, but in the event that they cannot agree, there shall be three, one named in writing by each of the parties within then (10) days after demand for arbitration is given and a third chosen by the two appointed. Should either party refuse or neglect to join in the appointment of the arbitrator(s) or to furnish the arbitrator(s) with any papers or information demanded, the arbitrator(s) are empowered by both parties to proceed ex parte. Arbitration shall take place in the City of Cerritos, County of Los Angeles, State of California, and the hearing before the arbitrator(s) of the matter to be arbitrated shall be at the time and place promptly after his (or her) appointment and shall give written notice thereof to each party at least 20 days prior to the date so fixed. At the hearing any relevant evidence may be presented by either party, and the formal rules of evidence applicable to judicial proceedings shall not govern. Evidence may be admitted and excluded in the sole discretion of the arbitrator(s). Said arbitrator(s) shall hear and determine the matter and shall execute and acknowledge their award in writing and cause a copy thereof to be delivered to each of the parties. If there is only one arbitrator, his decision shall be final, binding and conclusive upon all parties, and if there are three arbitrators the decision of any two shall be binding and conclusive. The submission of a dispute to the arbitrator(s) may be rendered by any Superior Court having jurisdiction; or such Court may vacate, modify, or correct the ward in accordance with the prevailing sections of the current Arbitration Act. If three arbitrators are selected under the foregoing procedure but two of the three fail to reach an agreement in the determination of the matter in question, the matter shall be decided by three new arbitrators who shall be appointed and shall proceed in the same manner, and the process shall be repeated until a decision is finally reached by two of the three arbitrators selected. The costs of such arbitration shall be borne equally by the parties or in such proportions as the arbitrator(s) shall determine.

13. Severability

     If any provision of this agreement is declared or found to be illegal, unenforceable or void by any administrative agency, regulatory body, or court of competent jurisdiction, such finding shall not affect the remaining provisions of this Agreement, and all other provisions hereof shall remain in full force and effect.

14. Attorney's Fees

     Should action be filed to enforce any or all of the terms of this Agreement, or to declare any rights, duties and obligations hereunder, the prevailing party shall be awarded his costs of suit including reasonable attorney's fees to be fixed by the Court.


     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the 4th of September, 1997



EMPLOYER:                                    EMPLOYEE:

Diamond Entertainment Corporation            Kristine H. Truong




By:  /s/  James Lu                           /s/  Kristine H. Truong
     ----------------------------------      ----------------------------------
     James Lu                                     Kristine H. Truong

Title:    President

                              Employment Agreement

     This Agreement, made effective as of the 1st day of September, 1997, by and between Diamond Entertainment Corporation, a New Jersey corporation ("Employer") and Vinh Truong ("Employee").

                                     RECITAL

     WHEREAS, Employer desires to secure the services of Employee as Accounts Receivable Manager, to make use of Employee's knowledge in the entertainment industry, business and political connection both domestic and international, and to be benefited from the potential business to be collectively derived from the use of Employee's service(s);

     WHEREAS, Employee has agreed to serve as an Employee at will on the terms and conditions set forth herein;


     NOW THEREFORE in consideration of the mutual promises and agreements contained herein, it is agreed as follows:

1. Employment

     Employer agrees to employ employee to serve in the capacity of Accounts Receivable Manager of Employer and Employee agrees to accept such employment. Such employment commenced on September 01, 1997, and shall continue from such date unless terminated in accordance with paragraph 5 herein. This agreement may be extended on yearly basis so long as such extension is agreed to in writing by both parties.

2. Exclusivity

     Employee warrants that there are no agreements or arrangements, whether written or oral, in effect which would prevent Employee from rendering exclusive services to the Employer during the term of this Agreement hereof, and Employee warrants that he/she has not made and will not make any commitment or do any act in conflict with this Agreement.

3. Compensation

     Employee shall be paid based on a semi-monthly compensation rate of $1,040.00. Employer at its sole discretion and purely on a subjective basis, may substitute its common shares or options to purchase common shares for either any reduction in compensation or increases in compensation to which the Employee might be entitled.

4.  Vacation

     In addition to the regular employee benefit policy of Employer, Employee shall be entitled to a paid vacation during each year of employment, defined in Employer's Employee handbook.

5. Termination

     This Agreement shall terminate on the earlier of:

(a)  Employer's sole discretion;

(b)  The death or retirement of Employee;

(c) Upon thiry day written notice to Employee, if Employer shall cease conducting its business, take any action looking forward its dissolution or liquidation, or be subject of any state insolvency proceeding;

(d) Upon thirty day written notice to Employee, upon the disability of Employee, whereby Employee is unable to perform his/her duties hereunder for a period of six consecutive weeks. Any determination of such inability to perform shall be made only by the Board of Directors of Employer with such professional advice as it may deem appropriate. Any determination of disability made by the Employer's Board of Directors shall be final and conclusive;

(e)  Upon thirty day written notice from Employee to Employer for any reason.

6. Assignment

     This Agreement shall not be assignable by either party hereto without the prior written consent of the other party.

7. Confidentiality

     Any information acquired by Employee during his/her performance of this Agreement shall be regarded as confidential and solely for the benefit of Employer. Employee shall not use or disclose such information either directly or indirectly during the term of the Agreement or at any time thereafter. All documents prepared by Employee and confidential information given to Employee in the course of his/her Employment hereunder shall be the exclusive property of Employer.

8. Non-Competition.

     In partial consideration for the shares and/or options to be issued hereunder, Employee agrees that for a period of one (1) year after termination of employment hereunder, Employee will not, on behalf of himself/herself or on behalf of any other person, firm or corporation, solicit or divert customers of Employer. However, this Section shall not apply to the situation where a customer comes to Employee by his or her own will and without Employee's direct or indirect solicitation or encouragement.

9.  Entire Agreement

     This Agreement supersedes all prior agreements between the parties concerning the subject matter hereof and this Agreement constitutes the entire agreement between the parties. This Agreement may be amended only with a written instrument duly executed by each party. No waiver by any party of any breach of this Agreement shall be deemed to be a waiver of and preceding or succeeding breach.

10. Notices

     Any notice, request, demand or other communication hereunder shall be in writing and shall be deemed to be duly given when personally delivered to Employer or Employee or when delivered by, first class postage prepaid mail to the home address of Employee and Chairman or the Board of Directors of Employer.

11 Governing Law


     This Agreement shall be governed by and construed in accordance with the laws of the State of California.

12. Arbitration

     In the event that a dispute arises concerning any term or condition of this Agreement, the matter shall be resolved by arbitration and such arbitration shall by governed by the provisions of the California Arbitration Act, Sections 1280 through 1294.2 of the Code of Civil Procedure. If a dispute should arise under this Agreement, either party may within ten (10) days make a demand for arbitration by filing a demand in writing with the other. The parties may agree upon one arbitrator, but in the event that they cannot agree, there shall be three, one named in writing by each of the parties within ten (10) days after demand for arbitration is given and a third chosen by the two appointed. Should either party refuse or neglect to join in the appointment of the arbitrator(s) or to furnish the arbitrator(s) with any papers or information demanded, the arbitrator(s) are empowered by both parties to proceed ex parte. Arbitration shall take place in the City of Cerritos, County of Los Angeles, State of California, and the hearing before the arbitrator(s) of the matter to be arbitrated shall be at the time and place promptly after his (or her) appointment and shall give written notice thereof to each party at least 20 days prior to the date so fixed. At the hearing any relevant evidence may be presented by either party, and the formal rules of evidence applicable to judicial proceedings shall not govern. Evidence may be admitted or excluded in the sole discretion of the arbitrator(s). Said arbitrator(s) shall hear and determine the matter and shall execute and acknowledge their award in writing and cause a copy thereof to be delivered to each of the parties. If there is only one arbitrator, his decision shall be final, binding and conclusive upon all parties, and if there are three arbitrators the decision of any two shall be binding and conclusive. The submission of a dispute to the arbitrator(s) may be rendered by any Superior Court having jurisdiction; or such Court may vacate, modify, or correct the ward in accordance with the prevailing sections of the current Arbitration Act. If three arbitrators are selected under the foregoing procedure but two of the three fail to reach an agreement in the determination of the matter in question, the matter shall be decided by three new arbitrators who shall be appointed and shall proceed in the same manner, and the process shall be repeated until a decision is finally reached by two of the three arbitrators selected. The costs of such arbitration shall be borne equally by the parties or in such proportions as the arbitrator(s) shall determine.

13. Severability

     If any provision of this agreement is declared or found to be illegal, unenforceable or void by any administrative agency, regulatory body, or court of competent jurisdiction, such finding shall not affect the remaining provisions of this Agreement, and all other provisions hereof shall remain in full force and effect.

14. Attorney's Fees


     Should action be filed to enforce any or all of the terms of this Agreement, or to declare any rights, duties and obligations hereunder, the prevailing party shall be awarded his costs of suit including reasonable attorney's fees to be fixed by the Court.


     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the 4th of September, 1997



EMPLOYER:                                    EMPLOYEE:

Diamond Entertainment Corporation            Vinh Truong




By:  /s/  James Lu                           /s/  Vinh Truong
    --------------------------------         ----------------------------------
          James Lu                                Vinh Truong

Title: President
       ----------------------------

                              Employment Agreement


     This Agreement, made effective as of the 1st day of September, 1997, by and between Diamond Entertainment Corporation, a New Jersey corporation ("Employer") and Manal Askander ("Employee").

                                     RECITAL

     WHEREAS, Employer desires to secure the services of Employee as Purchasing Manager, to make use of Employee's knowledge in the entertainment industry, business and political connection both domestic and international, and to be benefited from the potential business to be collectively derived from the use of Employee's service(s);

     WHEREAS, Employee has agreed to serve as an Employee at will on the terms and conditions set forth herein;

     NOW THEREFORE in consideration of the mutual promises and agreements contained herein, it is agreed as follows:

1. Employment


     Employer agrees to employ employee to serve in the capacity of Purchasing Manager of Employer and Employee agrees to accept such employment. Such employment commenced on September 01, 1997, and shall continue from such date unless terminated in accordance with paragraph 5 herein. This agreement may be extended on yearly basis so long as such extension is agreed to in writing by both parties.

2. Exclusivity

     Employee warrants that there are no agreements or arrangements, whether written or oral, in effect which would prevent Employee from rendering exclusive services to the Employer during the term of this Agreement hereof, and Employee warrants that he/she has not made and will not make any commitment or do any act in conflict with this Agreement.

3. Compensation

     Employee shall be paid based on a semi-monthly compensation rate of $1,200.00. Employer at its sole discretion and purely on a subjective basis, may substitute its common shares or options to purchase common shares for either any reduction in compensation or increases in compensation to which the Employee might be entitled.

4.  Vacation

     In addition to the regular employee benefit policy of Employer, Employee shall be entitled to a paid vacation during each year of employment, defined in Employer's Employee handbook.

5. Termination

          This Agreement shall terminate on the earlier of:

(a)  Employer's sole discretion;

(b)  The death or retirement of Employee;

(c) Upon thiry day written notice to Employee, if Employer shall cease conducting its business, take any action looking forward its dissolution or liquidation, or be subject of any state insolvency proceeding;

(d) Upon thirty day written notice to Employee upon the disability of Employee, whereby Employee is unable to perform his/her duties hereunder for a period of six consecutive weeks. Any determination of such inability to perform shall be made only by the Board of Directors of Employer with such professional advice as it may deem appropriate. Any determination of disability made by the Employer's Board of Directors shall be final and conclusive;


(e)  Upon thirty day written notice from Employee to Employer for any reason.

6. Assignment

     This Agreement shall not be assignable by either party hereto without the prior written consent of the other party.

7. Confidentiality

     Any information acquired by Employee during his/her performance of this Agreement shall be regarded as confidential and solely for the benefit of Employer. Employee shall not use or disclose such information either directly or indirectly during the term of the Agreement or at any time thereafter. All documents prepared by Employee and confidential information given to Employee in the course of his/her Employment hereunder shall be the exclusive property of Employer.

8. Non-Competition.

     In partial consideration for the shares and/or options to be issued hereunder, Employee agrees that for a period of one (1) year after termination of employment hereunder, Employee will not, on behalf of himself/herself or on behalf of any other person, firm or corporation, solicit or divert customers of Employer. However, this Section shall not apply to the situation where a customer comes to Employee by his or her own will and without Employee's direct or indirect solicitation or encouragement.

9.  Entire Agreement

     This Agreement supersedes all prior agreements between the parties concerning the subject matter hereof and this Agreement constitutes the entire agreement between the parties. This Agreement may be amended only with a written instrument duly executed by each party. No waiver by any party of any breach of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach.

10. Notices

     Any notice, request, demand or other communication hereunder shall be in writing and shall be deemed to be duly given when personally delivered to Employer or Employee or when delivered by, first class postage prepaid mail to the home address of Employee and Chairman or the Board of Directors of Employer.

11 Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of California.


12. Arbitration

     In the event that a dispute arises concerning any term or condition of this Agreement, the matter shall be resolved by arbitration and such arbitration shall be governed by the provisions of the California Arbitration Act, Sections 1280 through 1294.2 of the Code of Civil Procedure. If a dispute should arise under this Agreement, either party may within ten (10) days make a demand for arbitration by filing a demand in writing with the other. The parties may agree upon one arbitrator, but in the event that they cannot agree, there shall be three, one named in writing by each of the parties within ten (10) days after demand for arbitration is given and a third chosen by the two appointed. Should either party refuse or neglect to join in the appointment of the arbitrator(s) or to furnish the arbitrator(s) with any papers or information demanded, the arbitrator(s) are empowered by both parties to proceed ex parte. Arbitration shall take place in the City of Cerritos, County of Los Angeles, State of California, and the hearing before the arbitrator(s) of the matter to be arbitrated shall be at the time and place promptly after his (or her) appointment and shall give written notice thereof to each party at least 20 days prior to the date so fixed. At the hearing any relevant evidence may be presented by either party, and the formal rules of evidence applicable to judicial proceedings shall not govern. Evidence may be admitted or excluded in the sole discretion of the arbitrator(s). Said arbitrator(s) shall hear and determine the matter and shall execute and acknowledge their award in writing and cause a copy thereof to be delivered to each of the parties. If there is only one arbitrator, his decision shall be final, binding and conclusive upon all parties, and if there are three arbitrators the decision of any two shall be binding and conclusive. The submission of a dispute to the arbitrator(s) may be rendered by any Superior Court having jurisdiction; or such Court may vacate, modify, or correct the ward in accordance with the prevailing sections of the current Arbitration Act. If three arbitrators are selected under the foregoing procedure but two of the three fail to reach an agreement in the determination of the matter in question, the matter shall be decided by three new arbitrators who shall be appointed and shall proceed in the same manner, and the process shall be repeated until a decision is finally reached by two of the three arbitrators selected. The costs of such arbitration shall be borne equally by the parties or in such proportions as the arbitrator(s) shall determine.

13. Severability

     If any provision of this agreement is declared or found to be illegal, unenforceable or void by any administrative agency, regulatory body, or court of competent jurisdiction, such finding shall not affect the remaining provisions of this Agreement, and all other provisions hereof shall remain in full force and effect.

14. Attorney's Fees


     Should action be filed to enforce any or all of the terms of this Agreement, or to declare any rights, duties and obligations hereunder, the prevailing party shall be awarded his costs of suit including reasonable attorney's fees to be fixed by the Court.


     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the 5th of September, 1997.



EMPLOYER:                                  EMPLOYEE:

Diamond Entertainment Corporation          Manal Askander




By: /s/ James Lu                            /s/ Manal Askander
   ----------------------------------       ---------------------------------

Title: President
      -------------------------------

                              Employment Agreement


     This Agreement, made effective as of the 1st day of September, 1997, by and between Diamond Entertainment Corporation, a New Jersey corporation ("Employer") and Andrea O'Connell ("Employee").

                                     RECITAL

     WHEREAS, Employer desires to secure the services of Employee as Executive Assistant, to make use of Employee's knowledge in the entertainment industry, business and political connection both domestic and international, and to be benefited from the potential business to be collectively derived from the use of Employee's service(s);

     WHEREAS, Employee has agreed to serve as an Employee at will on the terms and conditions set forth herein;

     NOW THEREFORE in consideration of the mutual promises and agreements contained herein, it is agreed as follows:

1. Employment

     Employer agrees to employ employee to serve in the capacity of Executive Assistant of Employer and Employee agrees to accept such employment. Such employment commenced on September 01, 1997, and shall continue from such date unless terminated in accordance with paragraph 5 herein. This agreement may be extended on yearly basis so long as such extension is agreed to in writing by both parties.

2. Exclusivity

     Employee warrants that there are no agreements or arrangements, whether written or oral, in effect which would prevent Employee from rendering exclusive services to the Employer during the term of this Agreement hereof, and Employee warrants that he/she has not made and will not make any commitment or do any act in conflict with this Agreement.

3. Compensation

     Employee shall be paid based on a semi-monthly compensation rate of $1,005.37. Employer at its sole discretion and purely on a subjective basis, may substitute its common shares or options to purchase common shares for either any reduction in compensation or increases in compensation to which the Employee might be entitled. If shares are given as satisfaction of past due obligations then the value of such shares will be the amount equal to the net value of such shares on public sale.

4.  Vacation

     In addition to the regular employee benefit policy of Employer, Employee shall be entitled to a paid vacation during each year of employment, defined in Employer's Employee handbook.

5. Termination

          This Agreement shall terminate on the earlier of:

(a)  Employer's sole discretion;

(b)  The death or retirement of Employee;

(c) Upon thiry day written notice to Employee, if Employer shall cease conducting its business, take any action looking forward its dissolution or liquidation, or be subject of any state insolvency proceeding;

(d) Upon thirty day written notice to Employee, upon the disability of Employee, whereby Employee is unable to perform his/her duties hereunder for a period of six consecutive weeks. Any determination of such inability to perform shall be made only by the Board of Directors of Employer with such professional advice as it may deem appropriate. Any determination of disability made by the Employer's Board of Directors shall be final and conclusive;


(e)  Upon thirty day written notice from Employee to Employer for any reason.

6. Assignment

     This Agreement shall not be assignable by either party hereto without the prior written consent of the other party.

7. Confidentiality

     Any information acquired by Employee during his/her performance of this Agreement shall be regarded as confidential and solely for the benefit of Employer. Employee shall not use or disclose such information either directly or indirectly during the term of the Agreement or at any time thereafter. All documents prepared by Employee and confidential information given to Employee in the course of his/her Employment hereunder shall be the exclusive property of Employer.

8. Non-Competition.

     In partial consideration for the shares and/or options to be issued hereunder, Employee agrees that for a period of one (1) year after termination of employment hereunder, Employee will not, on behalf of himself/herself or on behalf of any other person, firm or corporation, solicit or divert customers of Employer. However, this Section shall not apply to the situation where a customer comes to Employee by his or her own will and without Employee's direct or indirect solicitation or encouragement.

9.  Entire Agreement

     This Agreement supersedes all prior agreements between the parties concerning the subject matter hereof and this Agreement constitutes the entire agreement between the parties. This Agreement may be amended only with a written instrument duly executed by each party. No waiver by any party of any breach of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach.

10. Notices

     Any notice, request, demand or other communication hereunder shall be in writing and shall be deemed to be duly given when personally delivered to Employer or Employee or when delivered by first class postage prepaid maid to the home address of Employee and Chairman or the Board of Directors of Employer.

11 Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of California.


12. Arbitration

     In the event that a dispute arises concerning any term or condition of this Agreement, the matter shall be resolved by arbitration and such arbitration shall be governed by the provisions of the California Arbitration Act, Sections 1280 through 1294.2 of the Code of Civil Procedure. If a dispute should arise under this Agreement, either party may within ten (10) days make a demand for arbitration by filing a demand in writing with the other. The parties may agree upon one arbitrator, but in the event that they cannot agree, there shall be three, one named in writing by each of the parties within ten (10) days after demand for arbitration is given and a third chosen by the two appointed. Should either party refuse or neglect to join in the appointment of the arbitrator(s) or to furnish the arbitrator(s) with any papers or information demanded, the arbitrator(s) are empowered by both parties to proceed ex parte. Arbitration shall take place in the City of Cerritos, County of Los Angeles, State of California, and the hearing before the arbitrator(s) of the matter to be arbitrated shall be at the time and place promptly after his (or her) appointment and shall give written notice thereof to each party at least 20 days prior to the date so fixed. At the hearing any relevant evidence may be presented by either party, and the formal rules of evidence applicable to judicial proceedings shall not govern. Evidence may be admitted or excluded in the sole discretion of the arbitrator(s). Said arbitrator(s) shall hear and determine the matter and shall execute and acknowledge their award in writing and cause a copy thereof to be delivered to each of the parties. If there is only one arbitrator, his decision shall be final, binding and conclusive upon all parties, and if there are three arbitrators the decision of any two shall be binding and conclusive. The submission of a dispute to the arbitrator(s) may be rendered by any Superior Court having jurisdiction; or such Court may vacate, modify, or correct the ward in accordance with the prevailing sections of the current Arbitration Act. If three arbitrators are selected under the foregoing procedure but two of the three fail to reach an agreement in the determination of the matter in question, the matter shall be decided by three new arbitrators who shall be appointed and shall proceed in the same manner, and the process shall be repeated until a decision is finally reached by two of the three arbitrators selected. The costs of such arbitration shall be borne equally by the parties or in such proportions as the arbitrator(s) shall determine.

13. Severability

     If any provision of this agreement is declared or found to be illegal, unenforceable or void by any administrative agency, regulatory body, or court of competent jurisdiction, such finding shall not affect the remaining provisions of this Agreement, and all other provisions hereof shall remain in full force and effect.

14. Attorney's Fees


     Should action be filed to enforce any or all of the terms of this Agreement, or to declare any rights, duties and obligations hereunder, the prevailing party shall be awarded his costs of suit including reasonable attorney's fees to be fixed by the Court.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the 8th of September, 1997.



EMPLOYER:                                  EMPLOYEE:

Diamond Entertainment Corporation          Andrea O'Connell




By: /s/ James Lu                            /s/ Andrea O'Connell
   ----------------------------------       ---------------------------------

Title: President
      -------------------------------

                              Employment Agreement


     This Agreement, made effective as of the 1st day of September, 1997, by and between Beyond Design Corporation, a California corporation ("Employer") and Bruce Clark ("Employee").

                                     RECITAL

     WHEREAS, Employer desires to secure the services of Employee as Vice President - Finance, to make use of Employee's knowledge in the entertainment industry, business and political connection both domestic and international, and to be benefited from the potential business to be collectively derived from the use of Employee's service(s);

     WHEREAS, Employee has agreed to serve as an Employee at will on the terms and conditions set forth herein;

     NOW THEREFORE in consideration of the mutual promises and agreements contained herein, it is agreed as follows:

1. Employment

     Employer agrees to employ employee to serve in the capacity of Vice President - Finance of Employer and Employee agrees to accept such employment. Such employment commenced on September 01, 1997, and shall continue from such date unless terminated in accordance with paragraph 5 herein. This agreement may be extended on yearly basis so long as such extension is agreed to in writing by both parties.

2. Exclusivity

     Employee warrants that there are no agreements or arrangements, whether written or oral, in effect which would prevent Employee from rendering exclusive services to the Employer during the term of this Agreement hereof, and Employee warrants that he/she has not made and will not make any commitment or do any act in conflict with this Agreement.

3. Compensation

     Employee shall be paid based on a semi-monthly compensation rate of $2,708.00. Employer at its sole discretion and purely on a subjective basis, may substitute its common shares or options to purchase common shares for either any reduction in compensation or increases in compensation to which the Employee might be entitled.

4.  Vacation

     In addition to the regular employee benefit policy of Employer, Employee shall be entitled to a paid vacation during each year of employment, defined in Employer's Employee handbook.

5. Termination

          This Agreement shall terminate on the earlier of:

(a)  Employer's sole discretion;

(b)  The death or retirement of Employee;

(c) Upon thiry day written notice to Employee, if Employer shall cease conducting its business, take any action looking forward its dissolution or liquidation, or be subject of any state insolvency proceeding;

(d) Upon thirty day written notice to Employee upon the disability of Employee, whereby Employee is unable to perform his/her duties hereunder for a period of six consecutive weeks. Any determination of such inability to perform shall be made only by the Board of Directors of Employer with such professional advice as it may deem appropriate. Any determination of disability made by the Employer's Board of Directors shall be final and conclusive;

(e)  Upon thirty day written notice from Employee to Employer for any reason.



6. Assignment

     This Agreement shall not be assignable by either party hereto without the prior written consent of the other party.

7. Confidentiality

     Any information acquired by Employee during his/her performance of this Agreement shall be regarded as confidential and solely for the benefit of Employer. Employee shall not use or disclose such information either directly or indirectly during the term of the Agreement or at any time thereafter. All documents prepared by Employee and confidential information given to Employee in the course of his/her Employment hereunder shall be the exclusive property of Employer.

8. Non-Competition.

     In partial consideration for the shares and/or options to be issued hereunder, Employee agrees that for a period of one (1) year after termination of employment hereunder, Employee will not, on behalf of himself/herself or on behalf of any other person, firm or corporation, divert customers of Employer. However, this Section shall not apply to the situation where a customer comes to Employee by his or her own will and without Employee's direct or indirect solicitation or encouragement.


9.  Entire Agreement

     This Agreement supersedes all prior agreements between the parties concerning the subject matter hereof and this Agreement constitutes the entire agreement between the parties. This Agreement may be amended only with a written instrument duly executed by each party. No waiver by any party of any breach of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach.

10. Notices

     Any notice, request, demand or other communication hereunder shall be in writing and shall be deemed to be duly given when personally delivered to Employer or Employee or when delivered by first class postage prepaid mail to the home address of Employee and Chairman of the Board of Directors of Employer.

11 Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of California.

12. Arbitration


     In the event that a dispute arises concerning any term or condition of this Agreement, the matter shall be resolved by arbitration and such arbitration shall be governed by the provisions of the California Arbitration Act, Sections 1280 through 1294.2 of the Code of Civil Procedure. If a dispute should arise under this Agreement, either party may within ten (10) days make a demand for arbitration by filing a demand in writing with the other. The parties may agree upon one arbitrator, but in the event that they cannot agree, there shall be three, one named in writing by each of the parties within ten (10) days after demand for arbitration is given and a third chosen by the two appointed. Should either party refuse or neglect to join in the appointment of the arbitrator(s) or to furnish the arbitrator(s) with any papers or information demanded, the arbitrator(s) are empowered by both parties to proceed ex parte. Arbitration shall take place in the City of Cerritos, County of Los Angeles, State of California, and the hearing before the arbitrator(s) of the matter to be arbitrated shall be at the time and place promptly after his (or her) appointment and shall give written notice thereof to each party at least 20 days prior to the date so fixed. At the hearing any relevant evidence may be presented by either party, and the formal rules of evidence applicable to judicial proceedings shall not govern. Evidence may be admitted and excluded in the sole discretion of the arbitrator(s). Said arbitrator(s) shall hear and determine the matter and shall execute and acknowledge their award in writing and cause a copy thereof to be delivered to each of the parties. If there is only one arbitrator, his decision shall be final, binding and conclusive upon all parties, and if there are three arbitrators the decision of any two shall be binding and conclusive. The submission of a dispute to the arbitrator(s) may be rendered by any Superior Court having jurisdiction; or such Court may vacate, modify, or correct the ward in accordance with the prevailing sections of the current Arbitration Act. If three arbitrators are selected under the foregoing procedure but two of the three fail to reach an agreement in the determination of the matter in question, the matter shall be decided by three new arbitrators who shall be appointed and shall proceed in the same manner, and the process shall be repeated until a decision is finally reached by two of the three arbitrators selected. The costs of such arbitration shall be borne equally by the parties or in such proportions as the arbitrator(s) shall determine.

13. Severability

     If any provision of this agreement is declared or found to be illegal, unenforceable or void by any administrative agency, regulatory body, or court of competent jurisdiction, such finding shall not affect the remaining provisions of this Agreement, and all other provisions hereof shall remain in full force and effect.

14. Attorney's Fees


     Should action be filed to enforce any or all of the terms of this Agreement, or to declare any rights, duties and obligations hereunder, the prevailing party shall be awarded his costs of suit including reasonable attorney's fees to be fixed by the Court.


     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands on the _____ of ______, 19__



EMPLOYER:                                  EMPLOYEE:

Beyond Design Corporation                  Bruce Clarke




By: /s/ James Lu                            /s/ Bruce Clarke
   ----------------------------------       ---------------------------------

Title: President
      -------------------------------